                                                                Exhibit 99(b)(5)


                                 FIRST AMENDMENT

                       Dated as of August 18, 1999 to the

                                  $800,000,000

                                    TERM LOAN

                                       AND

                                  NON-REVOLVING

                                CREDIT AGREEMENT

                           dated as of August 12, 1999

                                      among

                     QUEBECOR PRINTING (USA) HOLDINGS INC.,

                                  as Borrower,

               IMPRIMERIES QUEBECOR INC. - QUEBECOR PRINTING INC.

                                       and

                       QUEBECOR PRINTING HOLDING COMPANY,

                                 as Guarantors,

         THE FINANCIAL INSTITUTIONS NAMED IN THE SIGNATURE PAGES HERETO,

                                   as Lenders,

                              ROYAL BANK OF CANADA,

                  as Lead Arranger and as Administrative Agent

                                       and

BANC OF AMERICA SECURITIES      BANK OF MONTREAL,     CANADIAN IMPERIAL BANK OF
           LLC,                        and                    COMMERCE,

                    as Arrangers and as Co-Syndication Agents

THIS FIRST AMENDMENT TO THE TERM LOAN AND NON-REVOLVING CREDIT AGREEMENT is made as of August 18, 1999

AMONG QUEBECOR PRINTING (USA) HOLDINGS INC., a corporation incorporated under the laws of the State of Delaware and having its registered office in Wilmington, State of Delaware, U.S.A. ("US Holdings" or, sometimes, the "Borrower" or a "Restricted Entity"),

            IMPRIMERIES QUEBECOR INC. - QUEBECOR PRINTING INC., a corporation incorporated under the laws of Canada and having its registered office in Montreal, Province of Quebec, Canada ("QPI" or, sometimes, a "Guarantor"),

            QUEBECOR PRINTING HOLDING COMPANY, a corporation incorporated under the laws of the State of Delaware and having its registered office in Wilmington, State of Delaware, U.S.A. ("QPHC" or, sometimes, a "Guarantor", a "Restricted Entity" or, together with QPI, the "Guarantors"),

            EACH OF THE FINANCIAL INSTITUTIONS NAMED on the signature pages hereto,

            ROYAL BANK OF CANADA, a Canadian chartered bank, (or any of its affiliates) in its capacity as lead arranger of the Credit Facilities (in such capacity, or any successor in such capacity, the "Lead Arranger") and in its capacity as administrative agent for the Lenders (in such capacity, or any successor in such capacity, the "Administrative Agent"),

            BANC OF AMERICA SECURITIES LLC, BANK OF MONTREAL and CANADIAN IMPERIAL BANK OF COMMERCE (or any of their respective affiliates), as co-arrangers of the Credit Facilities (in such capacity, or any successor in such capacity, together with the Lead Arranger, the "Arrangers"),

AND BANC OF AMERICA SECURITIES LLC, BANK OF MONTREAL and CANADIAN IMPERIAL BANK OF COMMERCE (or any of their respective affiliates), as co-syndication agents (in such capacity, or any successor in such capacity, the "Co-Syndication Agents" and together with the Administrative Agent, the "Agents").

WHEREAS the Borrower, the Guarantors, the Lenders and the Agents have entered into a Term Loan and Non-Revolving Credit Agreement dated as of the 12th day of August, 1999, pursuant to which certain credit facilities of up to a maximum aggregate amount of $800,000,000 are to be made available to the Borrower (such Credit Agreement being hereinafter called the "Existing

Agreement"); and

WHEREAS the Borrower has requested the Administrative Agent and the Lenders to consent to certain amendments to the Existing Agreement as herein set forth;

THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                  ARTICLE I

                         HEADINGS AND INTERPRETATION

Section 1.1 Headings

The headings of the Articles, Sections, Subsections or paragraphs herein are inserted for convenience of reference only and shall not affect the construction or interpretation of this Amendment.

Section 1.2 Interpretation

In this Amendment and in the recitals hereto, except as otherwise expressly provided herein, words and expressions which are defined in the Existing Agreement shall have the meanings when used herein and in the recitals hereto as are ascribed to them in the Existing Agreement, as amended hereby, and the words "this Amendment", shall refer to this First Amendment to the Existing Agreement.

                                  ARTICLE II

                                  AMENDMENTS

Section 2.1 Definitions

(a) The definition of "Minimum Number of Shares" in Section 1.1 of the Existing Agreement is deleted and replaced by the following:

      ""Minimum Number of Shares" means the sum of (i) 19,018,152 Shares plus
      (ii) 50% of the number of Shares (if any) issued on or after August 13, 1999 upon the exercise of any employee or directors stock options to purchase Shares or related stock appreciation rights granted under any stock option or stock purchase plan, program or arrangement of WCP or otherwise;"

(b) The definition of "QPI Amendment" in Section 1.1 of the Existing Agreement is amended by inserting the following at the end thereof in replacement of the semi-colon: ", together with the Second Amending Agreement dated as of August 18, 1999, to the Existing QPI Facility;"

(c) The definition of "Restricted Entity" in Section 1.1 of the Existing Agreement is amended by inserting the following at the end thereof in replacement of the semi-colon:

      "provided that on and after the Tender Offer Funding Date and prior to the consummation of the Merger, WCP shall be deemed to be a Restricted Entity and a Subsidiary of QPI for all purposes under this Agreement so long as QPI directly or indirectly owns at least 50% plus one of the outstanding Shares (and for purposes of this proviso, any conversion of the Convertible Notes into Shares after the Expiration Date (as defined in the Offer to Purchase) shall be disregarded);"

Section 2.2 Representations and Warranties

(a) The last sentence of Section 2.1.2 of the Existing Agreement is deleted and replaced by the following:

      "No Restricted Entity has outstanding any securities convertible in Capital Stock (except, after the consummation of the Tender Offer and prior to the consummation of the Merger, with respect to WCP, the Convertible Notes) nor rights to subscribe or other agreements for the subscription of Capital Stock that, if exercised or converted, would change the Restricted Entity into a Non-Restricted Entity;"

(b) Section 2.1.19 of the Existing Agreement is amended by deleting the word "and" at the end thereof.

(c) Section 2.1.20 of the Existing Agreement is amended by deleting the period at the end thereof and inserting "; and" in replacement thereof.

(d) New Section 2.1.21 is added to the Existing Agreement as follows:

      "2.1.21 Outstanding Shares: as of 12:00 Midnight, New York City time, on August 12, 1999, there were 38,036,302 Shares outstanding."

(e) Section 2.2.10 of the Existing Agreement is amended by deleting the word "and" at the end thereof.

(f) Section 2.2.11 of the Existing Agreement is amended by (i) deleting the date "July 12, 1999" therefrom and inserting the phrase "the consummation of the Tender Offer" in replacement thereof, (ii) deleting the section reference "Section 2.5 of the Merger Agreement" therefrom and inserting "Section 2.6 of the Merger Agreement" in replace thereof and (iii) deleting the period at the end thereof and inserting "; and" in replacement thereof.

(g) New Section 2.2.12 is added to the Existing Agreement as follows:

      "2.2.12 Control: on the Expiration Date (as defined in the Offer to Purchase) and at all times thereafter until the consummation of the Merger, QPI will own directly or indirectly, or Acquisition Sub will have accepted for payment and agreed to purchase pursuant to the Offer to Purchase, at least 50% plus one of the Shares then outstanding provided that for purposes of this Section 2.2.12, any conversion of the Convertible Notes into Shares after such Expiration Date shall be disregarded."

(h) Section 2.3.2 of the Existing Agreement is deleted and replaced by the following:

      "2.3.2 Merger Approval: the Merger Agreement has been approved by the minimum number of Shares necessary to approve the consummation of the Merger in accordance with the provisions of any applicable corporate statute, anti-takeover statute or provision in WCP's certificate of incorporation, by-laws or other constituent document or other applicable legal requirement, at a meeting of WCP's stockholders duly called and held prior to the Merger Date;"

Section 2.3 Affirmative Covenants

Section 11.1.18 of the Existing Agreement is deleted and replaced by the following:

      "11.1.18 Merger : on and after the Tender Offer Funding Date, it will (i) cause WCP to continue to be a Restricted Entity at all times prior to the consummation of the Merger and (ii) subject to
                Section 14.1.11, cause the consummation of the Merger in accordance with the Merger Agreement and all Applicable Law as promptly as practicable;"

Section 2.4    Events of Default

(a) Section 14.1.9 of the Existing Agreement is amended by deleting the word "or" at the end thereof.

(b) Section 14.1.10 of the Existing Agreement is amended by deleting the period at the end thereof and inserting "; or" in replacement thereof.

(c) New Section 14.1.11 is added to the Existing Agreement as follows:

      "14.1.11 Merger : the Merger Date shall not occur on or before the date that is 120 days after the Tender Offer Funding Date, but such event shall constitute an Event of Default only if, at any time during the period from the Expiration Date (as defined in the Offer to Purchase) until the consummation of the Merger, QPI shall not directly or indirectly own at least 50% plus one of the outstanding Shares."

Section 2.5 Schedules

(a) Schedule 2.1.2 to the Existing Agreement is amended by replacing those certain pages therein in their entirety with the pages for such Schedule attached hereto.

(b) All references to the Existing Agreement in Schedules 10.1.1.14-A, 10.1.1.14-B, 10.1.1.14-C, 10.1.1.15-A and 10.1.1.15-B shall be amended to be references to the Existing Agreement, as amended by this Amendment.

                                 ARTICLE III

                             EXTENT OF AMENDMENTS

The amendments set forth herein are limited precisely as written and shall not be deemed to (i) be a consent to any amendment or modification of any of the other terms or conditions of the Existing Agreement or (ii) prejudice any other rights that the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Existing Agreement.

                                  ARTICLE IV

                  DECLARATORY AND INTERPRETATIVE PROVISIONS

All notices, requests, certificates and other instruments executed and delivered after the Effective Date (as defined below) of this Amendment may refer to the Existing Agreement without making specific references to this Amendment, but nevertheless all such references shall include this Amendment unless the context requires otherwise.

This Amendment shall be construed in connection with and as part of the Existing Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Existing Agreement, except as herein modified, are hereby ratified and confirmed and shall remain in full force and effect.

                                  ARTICLE V

                                CERTIFICATIONS

Each Loan Party certifies to the Administrative Agent, the other Agents and each Lender that on and as of the date hereof and immediately after giving effect to this Amendment:

      (a) each of the representations and warranties heretofore made by such Loan Party in any Loan Document are true, correct and complete in all material respects as if made on and as of such date; and

      (b)   no Default or Event of Default has occurred and is continuing.

                                  ARTICLE VI

                                EFFECTIVE DATE

This Amendment will become effective on the day (the "Effective Date") that the Administrative Agent shall have received this Amendment executed by all of the parties hereto.

                                 ARTICLE VII

                                 COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument; any party may execute this Amendment by signing any counterpart of it and may communicate such signing by telecopier or otherwise.

                                 ARTICLE VIII

                      CONTINUANCE OF EXISTING GUARANTEES

Each Guarantor acknowledges having taken cognizance of the foregoing and recognizes and confirms that (a) its Loan Party Guarantee continues in full force and effect notwithstanding the amendments made to the Existing Agreement contained herein and (b) the indebtedness, liabilities and obligations of the Borrower under the Existing Agreement, as amended by this Amendment, constitute indebtedness, liabilities and obligations guaranteed under such Loan Party Guarantee.

                                  ARTICLE IX

                                GOVERNING LAW

The parties agree that this Amendment is conclusively deemed to be made under, and for all purposes to be governed by and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed as of the 18th day of August, 1999.

                                       QUEBECOR PRINTING (USA) HOLDINGS INC.


                                       By:   /s/ William J. Glass
                                          Name:  William J. Glass
                                          Title: Senior Vice President,
                                                 Finance Administration and
                                                 Treasurer

                                       IMPRIMERIES QUEBECOR INC. - QUEBECOR
                                       PRINTING INC.


                                       By:   /s/ Christian M. Paupe
                                          Name:  Christian M. Paupe
                                          Title: Executive Vice-President,
                                                 Chief Administrative Officer
                                                 and Chief Financial Officer


                                       By:   /s/ Mark A. D'Souza
                                          Name:  Mark A. D'Souza
                                          Title: Vice-President and Treasurer

                                       QUEBECOR PRINTING HOLDING COMPANY


                                       By:   /s/ William J. Glass
                                          Name:  William J. Glass
                                          Title: Senior Vice President,
                                                 Finance Administration and
                                                 Treasurer

                                       ROYAL BANK OF CANADA
                                       (as Administrative Agent and Lead
                                       Arranger)


                                       By:   /s/ Kristin Condon
                                          Name:  Kristin Condon
                                          Title: Manager, Global Syndications

                                       ROYAL BANK OF CANADA
                                       (as Facility A and Facility B Lender)


                                       By:   /s/ Sheryl L. Greenberg
                                          Name:  Sheryl L. Greenberg
                                          Title: Senior Manager

                                       BANC OF AMERICA SECURITIES LLC
                                       (as Arranger and Co-Syndication Agent)


                                       By:  /s/ John A. Finan
                                           Name: John A. Finan
                                           Title: Managing Director

                                       BANK OF AMERICA, N.A.
                                       (as Facility A and Facility B Lender)


                                       By:   /s/ Jacqueline W. Ho
                                          Name:  Jacqueline W. Ho
                                          Title: Vice President

                                       BANK OF MONTREAL
                                       (as Arranger, Co-Syndication Agent and
                                       Facility A and Facility B Lender)


                                       By:   /s/ Mark Spencer
                                          Name:  Mark Spencer
                                          Title: Managing Director

                                       CANADIAN IMPERIAL BANK OF COMMERCE
                                       (as Arranger and Co-Syndication Agent)


                                       By:   /s/ Michael Tessier
                                          Name:  Michael Tessier
                                          Title: Executive Director


                                       By:   /s/ Lucie Sabaz
                                          Name:  Lucie Sabaz
                                          Title: Director

                                       CANADIAN IMPERIAL BANK OF COMMERCE, NEW
                                       YORK AGENCY
                                       (as Facility A and Facility B Lender)


                                       By:   /s/ Howard Palmer
                                          Name:  Howard Palmer
                                          Title: Executive Director
                                                 CIBC World Markets Corp.,
                                                 AS AGENT

                                       ABN AMRO BANK N.V.
                                       (as Facility A and Facility B Lender)


                                       By:   /s/ David C. Carrington
                                          Name:  David C. Carrington
                                          Title: Vice President


                                       By:   /s/ Ravneet Mumick
                                          Name:  Ravneet Mumick
                                          Title: Vice President

                                       BANQUE NATIONALE DE PARIS, DUBLIN BRANCH
                                       (as Facility A and Facility B Lender)


                                       By:   /s/ Frank L. Shaw
                                          Name:  Frank L. Shaw
                                          Title: Vice President and Deputy
                                                   Manager
                                                 Corporate Banking


                                       By:   /s/ Blaise Cloutier
                                          Name:  Blaise Cloutier
                                          Title: Vice President
                                                 Corporate Banking

                                       CITIBANK, N.A.
                                       (as Facility A and Facility B Lender)


                                       By:   /s/ Marjorie Futornick
                                          Name:  Marjorie Futornick
                                          Title: Vice President

                                       NATIONAL BANK OF CANADA,
                                       NEW YORK BRANCH
                                       (as Facility A and Facility B Lender)


                                       By:   /s/ Corrine Pitre
                                          Name:  Corrine Pitre
                                          Title: Assistant, Vice President


                                       By:   /s/ Yvon La Plante
                                          Name:  Yvon La Plante
                                          Title: Vice President and Manager
                                                 Cross Border Financing Group

                                       TORONTO DOMINION (TEXAS), INC.
                                       (as Facility A and Facility B Lender)


                                       By:   /s/ Carol Brandt
                                          Name:  Carol Brandt
                                          Title: Vice President

                                       THE BANK OF NOVA SCOTIA
                                       (as Facility A and Facility B Lender)


                                       By:   /s/ John W. Campbell
                                          Name:  John W. Campbell
                                          Title: Unit Head

                                       WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                       NEW YORK BRANCH
                                       (as Facility A and Facility B Lender)


                                       By:   /s/ Richard J. Pearse
                                          Name:  Richard J. Pearse
                                          Title: Managing Director


                                       By:   /s/ Elisabeth R. Wilds
                                          Name:  Elisabeth R. Wilds
                                          Title: Associate

                                       CREDIT SUISSE FIRST BOSTON
                                       (as Facility A and Facility B Lender)


                                       By:   /s/ Chris Horgan
                                          Name:  Chris Horgan
                                          Title: Vice President


                                       By:   /s/ Kristin R. Kristinsson
                                          Name:  Kristin R. Kristinsson
                                          Title: Assistant Vice President

                                       LEONIA BANK PLC,
                                       NEW YORK BRANCH
                                       (as Facility A and Facility B Lender)


                                       By:   /s/ Matti Vainionpaa
                                          Name:  Matti Vainionpaa
                                          Title: General Manager


                                       By:   /s/ Ari Kaarakainen
                                          Name:  Ari Kaarakainen
                                          Title: Vice President

                                       BANCA COMMERCIALE ITALIANA, NEW YORK
                                       BRANCH
                                       (as Facility A and Facility B Lender)


                                       By:   /s/ J. Dickerhof
                                          Name:  J. Dickerhof
                                          Title: Vice President


                                       By:   /s/ E. Bermant
                                          Name:  E. Bermant
                                          Title: FVP/Deputy Manager

                                       THE BANK OF TOKYO-MITSUBISHI, LTD., NEW
                                       YORK BRANCH
                                       (as Facility A and Facility B Lender)


                                       By:   /s/ Catherine Moeser
                                          Name:  Catherine Moeser
                                          Title: Attorney-in fact

                                       WACHOVIA BANK, N.A.
                                       (as Facility A and Facility B Lender)


                                       By:   /s/ Jeffrey S. Nurkiewicz
                                          Name:  Jeffrey S. Nurkiewicz
                                          Title: Vice President

                                       MERITA BANK PLC,
                                       NEW YORK BRANCH
                                       (as Facility A and Facility B Lender)


                                       By:   /s/ Anu Seppala
                                          Name:  Anu Seppala
                                          Title: Vice President


                                       By:   /s/ William Keller
                                          Name:  William Keller
                                          Title: Vice President

                                       FIRST AMERICAN NATIONAL BANK
                                       (as Facility A and Facility B Lender)


                                       By:   /s/ Seth Butler
                                          Name:  Seth Butler
                                          Title: Corporate Bank Officer

                         AMENDED PAGES TO SCHEDULE 2.1.2

                              LIST OF SUBSIDIARIES

                              TO EXISTING AGREEMENT

==================================================================================================================
        NAME           JURISDICTION OF      NUMBER OF      NUMBER OF ISSUED     PAR OR    REGISTERED OWNER(S) OF
                        INCORPORATION       AUTHORIZED       CAPITAL STOCK   STATED VALUE      CAPITAL STOCK
                                          CAPITAL STOCK
==================================================================================================================
                                                     CANADA
------------------------------------------------------------------------------------------------------------------
Graphicor Transport   Canadian Federal  -unlimited number  -100 common       No par value -100% to Quebecor
Inc.                  Corporation          of common          shares                         Printing Inc.
                      Province of          shares
                      Ontario, Canada
------------------------------------------------------------------------------------------------------------------
Quebecor Merrill      Canadian Federal  -unlimited number  -100 common       No par value -51% to Quebecor
Canada Inc.           Corporation          of common          shares                         Printing Inc.
                      Province of          shares                                         -49% to Merrill
                      Quebec, Canada                                                         Corporation, Canada
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Province of       -unlimited number  -12,000,000       No par value -95% to Quebecor
MIL Inc.              Ontario, Canada      of common          common shares                  Printing Inc.
                                           shares                                         -5% to David Lake
                                        -unlimited number
                                           of preference
                                           shares
------------------------------------------------------------------------------------------------------------------
3034143 Canada        Canadian Federal  -unlimited number  -200 class A      No par value -100% to Quebecor
Inc.(1)               Corporation          of:                                               Printing Inc.
                      Province of       . class A
                      Quebec, Canada    . class B
                                        . class C
                                        . class D
                                        . class E
                                        . class F
                                        . class G
------------------------------------------------------------------------------------------------------------------
3109640 Canada        Canadian Federal  -unlimited number  -61,646 class A   No par value -100% to Quebecor
Inc.(1)               Corporation          of:                                               Printing Inc.
                      Province of       . class A
                      Quebec, Canada    . class B
                                        . class C
                                        . class D
                                        . class E
                                        . class F
                                        . class G
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Canadian Federal  -unlimited number  -100 common       No par value -100% to Quebecor
Graphica Inc.         Corporation        of common shares     shares                         Printing Inc.
                      Province of
                      Quebec, Canada
==================================================================================================================

----------
(1)   Dissolved and liquidated into Quebecor Printing Inc.


TERM LOAN SCHEDULES                                      Schedule 2.1.2 - Page 2

==================================================================================================================
        NAME           JURISDICTION OF      NUMBER OF      NUMBER OF ISSUED     PAR OR    REGISTERED OWNER(S) OF
                        INCORPORATION       AUTHORIZED       CAPITAL STOCK   STATED VALUE      CAPITAL STOCK
                                          CAPITAL STOCK
==================================================================================================================
                                                     EUROPE
------------------------------------------------------------------------------------------------------------------
Inter Brochage S.A.   Meaux, France     -146,000 common    -146,000 common   FF 100 par   -145,994 to
                                           shares             shares         value           Imprimeries
                                                                                             Quebecor Europe,
                                                                                             S.A.
                                                                                          -1 to Jean-Pierre
                                                                                             Anselmini
                                                                                          -1 to Marc Beaulieu
                                                                                          -1 to Jean-Philippe Behr
                                                                                          -1 to Laslo Ross
                                                                                          -1 to Gerard Pouzoulet
                                                                                          -1 to Michel P. Salbaing
------------------------------------------------------------------------------------------------------------------
Interval S.A.         Bobigny, France   -261,112 common    -261,112 common   FF 100 par   -149,996 to
                                           shares             shares         value           Imprimeries
                                                                                             Quebecor Europe,
                                                                                             S.A.
                                                                                          -50,001 to SA Produits
                                                                                             Alibel
                                                                                          -49,999 to Francois
                                                                                             Philipon
                                                                                          -5,557 to Gerard
                                                                                             Pouzoulet
                                                                                          -5,556 to Marie Noelle
                                                                                             Pouzoulet
                                                                                          -1 to Jean-Pierre
                                                                                             Anselmini
                                                                                          -1 to Marc Beaulieu
                                                                                          -1 to Pierre Karl
                                                                                             Peladeau
------------------------------------------------------------------------------------------------------------------
Inter Routage S.A.    Bobigny, France   -21,000 common     -21,000 common    FF 100 par   -20,993 to Interval
                                           shares             shares         value           S.A.
                                                                                          -1 to Jean-Pierre
                                                                                             Anselmini
                                                                                          -1 to Marc Beaulieu
                                                                                          -1 to Jean-Philippe
                                                                                             Behr
                                                                                          -1 to Imprimeries
                                                                                             Quebecor Europe,
                                                                                             S.A.
                                                                                          -1 to Pierre Karl
                                                                                             Peladeau
                                                                                          -1 to Francois Philipon
                                                                                          -1 to Gerard Pouzoulet
==================================================================================================================


TERM LOAN SCHEDULES                                     Schedule 2.1.2 - Page 21

==================================================================================================================
        NAME           JURISDICTION OF      NUMBER OF      NUMBER OF ISSUED     PAR OR    REGISTERED OWNER(S) OF
                        INCORPORATION       AUTHORIZED       CAPITAL STOCK   STATED VALUE      CAPITAL STOCK
                                          CAPITAL STOCK
==================================================================================================================
                                                     EUROPE
------------------------------------------------------------------------------------------------------------------
Francor S.A.          Nanterre, France  -1,600,000 common  -1,600,000        FF 100 par   -1,599,994 to
                                           shares             common shares  value           Imprimeries
                                                                                             Quebecor Europe,
                                                                                             S.A.
                                                                                          -1 to Marc Beaulieu
                                                                                          -1 to Jean-Philippe
                                                                                             Behr
                                                                                          -1 to Imprimeries
                                                                                             Didier-Quebecor S.A.
                                                                                          -1 to Jean Neveu
                                                                                          -1 to Pierre Karl
                                                                                             Peladeau
                                                                                          -1 to Michel P.
                                                                                             Salbaing
------------------------------------------------------------------------------------------------------------------
Torcy Quebecor S.A.   Meaux, France     -702,500 common    -702,500 common   FF 100 par   -702,494 to
                                           shares             shares         value           Imprimeries
                                                                                             Quebecor Europe,
                                                                                             S.A.
                                                                                          -1 to Pierre Karl
                                                                                             Peladeau
                                                                                          -1 to Jean-Pierre
                                                                                             Anselmini
                                                                                          -1 to Marc Beaulieu
                                                                                          -1 to Jean-Philippe
                                                                                             Behr
                                                                                          -1 to Laslo Ross
                                                                                          -1 to Yvan Lesniak
------------------------------------------------------------------------------------------------------------------
La Loupe Quebecor     Paris, France     -152,500 common    -152,500 common   FF 100 par   -152,494 to
S.A.                                       shares             shares         value           Imprimeries
                                                                                             Quebecor Europe,
                                                                                             S.A.
                                                                                          -1 to Pierre Karl
                                                                                             Peladeau
                                                                                          -1 to Jean-Pierre
                                                                                             Anselmini
                                                                                          -1 to Marc Beaulieu
                                                                                          -1 to Jean-Philippe
                                                                                             Behr
                                                                                          -1 to Laslo Ross
                                                                                          -1 to Yvan Lesniak
------------------------------------------------------------------------------------------------------------------
Brochage Routage      Meaux, France     -152,500 common    -152,500 common   FF 100 par   -152,494 to
Quebecor S.A.                              shares             shares         value           Imprimeries
                                                                                             Quebecor Europe,
                                                                                             S.A.
                                                                                          -1 to Jean-Pierre
                                                                                             Anselmini
                                                                                          -1 to Marc Beaulieu
                                                                                          -1 to Jean-Philippe
                                                                                             Behr
                                                                                          -1 to Laslo Ross
                                                                                          -1 to Yvan Lesniak
                                                                                          -1 to Pierre Karl
                                                                                             Peladeau
==================================================================================================================


TERM LOAN SCHEDULES                                     Schedule 2.1.2 - Page 21

==================================================================================================================
        NAME           JURISDICTION OF      NUMBER OF      NUMBER OF ISSUED     PAR OR    REGISTERED OWNER(S) OF
                        INCORPORATION       AUTHORIZED       CAPITAL STOCK   STATED VALUE      CAPITAL STOCK
                                          CAPITAL STOCK
==================================================================================================================
                                                     EUROPE
------------------------------------------------------------------------------------------------------------------
Imprimerie Blois      Blois, France     -202,500 common    -202,500 common   FF 100 par   -202,494 to
Quebecor, S.A.                             shares             shares         value           Imprimeries
                                                                                             Quebecor Europe,
                                                                                             S.A.
                                                                                          -1 to Jean-Pierre
                                                                                             Anselmini
                                                                                          -1 to Marc Beaulieu
                                                                                          -1 to Jean-Philippe
                                                                                             Behr
                                                                                          -1 to Laslo Ross
                                                                                          -1 to Pierre Karl
                                                                                             Peladeau
                                                                                          -1 to Michel P.
                                                                                             Salbaing
------------------------------------------------------------------------------------------------------------------
Quebecor Numeric S.A. Nanterre, France  -10,000 common     -10,000 common    FF 100 par   -9,994 to Imprimeries
                                           shares             shares         value           Quebecor Europe,
                                                                                             S.A.
                                                                                          -1 to Jean-Pierre
                                                                                             Anselmini
                                                                                          -1 to Jean-Philippe
                                                                                             Behr
                                                                                          -1 to Yvan Lesniak
                                                                                          -1 to Pierre Karl
                                                                                             Peladeau
                                                                                          -1 to Laszlo Ross
                                                                                          -1 to Michel P.
                                                                                             Salbaing
------------------------------------------------------------------------------------------------------------------
Imprimeries           Meaux, France     -571,250 common    -571,250 common   FF 100 par   -571,244 to
Didier-Quebecor S.A.                       shares             shares         value           Imprimeries
                                                                                             Quebecor Europe,
                                                                                             S.A.
                                                                                          -1 to Jean-Pierre
                                                                                             Anselmini
                                                                                          -1 to Jean-Philippe
                                                                                             Behr
                                                                                          -1 to Laslo Ross
                                                                                          -1 to Charles G. Cavell
                                                                                          -1 to Jean Neveu
                                                                                          -1 to Michel P.
                                                                                             Salbaing
------------------------------------------------------------------------------------------------------------------
Heliogravure          Lille, France     -10,000 common     -10,000 common    FF 100 par   -9,994 to Imprimeries
Didier-Quebecor S.A.                       shares             shares         value           Didier-Quebecor S.A.
                                                                                          -1 to Jean-Pierre
                                                                                             Anselmini
                                                                                          -1 to Laslo Ross
                                                                                          -1 to Charles G. Cavell
                                                                                          -1 to Imprimeries
                                                                                             Quebecor Europe,
                                                                                             S.A.
                                                                                          -1 to Michel C.
                                                                                             Salbaing
                                                                                          -1 to Pierre Karl
                                                                                             Peladeau
==================================================================================================================


TERM LOAN SCHEDULES                                     Schedule 2.1.2 - Page 21

==================================================================================================================
        NAME           JURISDICTION OF      NUMBER OF      NUMBER OF ISSUED     PAR OR    REGISTERED OWNER(S) OF
                        INCORPORATION       AUTHORIZED       CAPITAL STOCK   STATED VALUE      CAPITAL STOCK
                                          CAPITAL STOCK
==================================================================================================================
                                                     EUROPE
------------------------------------------------------------------------------------------------------------------
Imprimerie            Strasbourg,       -385,000 common    -385,000 common   FF 100 par   -384,994 to
Alsacienne            France               shares             shares         value           Imprimeries
Didier-Quebecor S.A.                                                                         Didier-Quebecor S.A.
                                                                                          -1 to Jean-Pierre
                                                                                             Anselmini
                                                                                          -1 to Laslo Ross
                                                                                          -1 to Charles G. Cavell
                                                                                          -1 to Imprimeries
                                                                                             Quebecor Europe,
                                                                                             S.A.
                                                                                          -1 to Michel C.
                                                                                             Salbaing
                                                                                          -1 to Pierre Karl
                                                                                             Peladeau
------------------------------------------------------------------------------------------------------------------
Imprimerie Quebecor   Nanterre, France  -2,500 common      -2,500 common     FF 100 par   -2,494 to Imprimeries
Paris S.A.                                 shares             shares         value           Quebecor Europe,
                                                                                             S.A.
                                                                                          -1 to Jean-Pierre
                                                                                             Anselmini
                                                                                          -1 to Charles G. Cavell
                                                                                          -1 to Gilbert Martinet
                                                                                          -1 to Jean Neveu
                                                                                          -1 to Pierre Karl
                                                                                             Peladeau
                                                                                          -1 to Michel P.
                                                                                             Salbaing
------------------------------------------------------------------------------------------------------------------
Imprimerie Quebecor   Meaux, France                                                       -Brochage Routage
Services, G.I.E.                                                                              Quebecor S.A.
                                                                                          -Heliogravure Didier
                                                                                              Quebecor S.A.
                                                                                          -Imprimerie
                                                                                              Fecomme-Quebecor
                                                                                              S.A.
                                                                                          -Imprimerie Alsacienne
                                                                                              Didier-Quebecor
                                                                                              S.A.
                                                                                          -Imprimerie Blois
                                                                                              Quebecor S.A.
                                                                                          -Imprimeries
                                                                                              Didier-Quebecor
                                                                                              S.A.
                                                                                          -La Loupe Quebecor S.A.
                                                                                          -Torcy Quebecor S.A.
==================================================================================================================


TERM LOAN SCHEDULES                                     Schedule 2.1.2 - Page 21

==================================================================================================================
        NAME           JURISDICTION OF      NUMBER OF      NUMBER OF ISSUED     PAR OR    REGISTERED OWNER(S) OF
                        INCORPORATION       AUTHORIZED       CAPITAL STOCK   STATED VALUE      CAPITAL STOCK
                                          CAPITAL STOCK
==================================================================================================================
                                            UNITED STATES OF AMERICA
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Delaware, USA                        -99% Limited                   -99% to Quebecor
Dallas, L.P.          (Limited                                Partnership                    Printing Nevada Inc.
                      Partnership)                            (L.P.)                      -1% to Quebecor
                                                           -1% General                       Printing Dallas II
                                                              Partnership                    Inc.
                                                              (G.P.)
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Delaware, USA     -3,000 common      -1,000 common     $1 par value -100% to Quebecor
Dallas II Inc.                             shares             shares                         Printing (USA)
                                                                                             Holdings Inc.
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Delaware, USA                                                       - 50% to Quebecor
Delaware LLC                                                                                Printing Nova Scotia
                                                                                            ULC
                                                                                          - 50% to Quebecor
                                                                                            Capital GP
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Tennessee, USA    -2,000 common      -1,000 common     No par value -100% to Quebecor
Dickson Inc.(2)                            shares             shares                         Printing (USA)
                                                                                             Holdings Inc.
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Delaware, USA                        -99% Limited      $1 par value -99% to Quebecor
Dickson, L.P.(2)      (Limited                                Partnership                    Printing Dickson II
                      Partnership)                            (L.P.)                         Inc.
                                                           -1% General                    -1% to Quebecor
                                                              Partnership                    Printing Dickson
                                                              (G.P.)                         Inc.
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Delaware, USA     -3,000 common      -1,000 common     $1 par value -100% to Quebecor
Dickson II Inc.                            shares             shares                         Printing Dickson
                                                                                             Inc.
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Delaware, USA     -1,000 common      -1,000 common     $1 par value -100% to Quebecor
Directory Sales Corp.                      shares             shares                         Printing (USA)
                                                                                             Holdings Inc.
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Delaware, USA     -3,000 common      -1,000 common     $1 par value -100% to Quebecor
Dubuque Inc.                               shares             shares                         Printing (USA)
                                                                                             Holdings Inc.
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Missouri, USA     -100,000 common    -95,000 common    $1 par value -100% to Quebecor
Eagle Inc.                                 shares             shares                         Printing (USA)
                                                                                             Holdings Inc.
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Massachusetts,    -250 Series A      -235 Series A     No par value -100% to Quebecor
Eusey Press Inc.      USA                  common shares      common shares                  Printing (USA)
                                                                                             Holdings Inc.
                                        -250 Series B      -239 Series B     No par value
                                           common shares      common shares               -100% to Quebecor
                                                                                             Printing (USA)
                                                                                             Holdings Inc.
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Delaware, USA     -1,000 common      -1,000 common     $1 par value -100% to Arcata
Fairfield Inc.                             shares             shares                         Corporation
==================================================================================================================

----------
2.    To be amalgamated as Quebecor Printing Dickson Inc.


TERM LOAN SCHEDULES                                     Schedule 2.1.2 - Page 21

==================================================================================================================
        NAME           JURISDICTION OF      NUMBER OF      NUMBER OF ISSUED     PAR OR    REGISTERED OWNER(S) OF
                        INCORPORATION       AUTHORIZED       CAPITAL STOCK   STATED VALUE      CAPITAL STOCK
                                          CAPITAL STOCK
==================================================================================================================
                                            UNITED STATES OF AMERICA
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Rhode Island, USA -unlimited common  -209 common       $0.01 par    -100% to Quebecor
Federated Inc.                             shares             shares         value           Printing (USA)
                                                                                             Holdings Inc.
Quebecor Printing     California, USA   -25,000 common     -1,000 common     $1 par value -100% to Arcata
Halliday Inc.                              shares             shares                         Corporation
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Delaware, USA     -2,000 common      -l0 common shares $1 par value -100% to Quebecor
Holding Company                            shares                                            Printing Inc.
                                        -1,000 Preferred                     No par value
                                           Stock
------------------------------------------------------------------------------------------------------------------
Holyoke Lithograph    Massachusetts,    -15,000 common     -510 common       No par value -100% to Quebecor
Co., Inc.             USA                  shares             shares                         Printing (USA)
                                                                                             Holdings Inc.
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Pennsylvania, USA -100,000 common    -1,100 common     $1 par value -100% to Quebecor
Hazleton Inc.                              shares             shares                         Printing (USA)
                                                                                             Holdings Inc.
------------------------------------------------------------------------------------------------------------------
Karl M. Harrop        Delaware, USA     -3,000 common      -1,000 common     $1 par value -100% to Quebecor
Company Inc.(3)                            shares             shares                         Printing Kingsport
                                                                                             Inc.
------------------------------------------------------------------------------------------------------------------
Karl M. Harrop        Delaware, USA     -3,000 common      -1,000 common     $1 par value -100% to Karl M.
Company II Inc.                            shares             shares                         Harrop Company Inc.
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     California, USA   -25,000 common     -1,000 common     $1 par value -100% to Arcata
Kingsport Inc.(3),(4)                      shares             shares                         Corporation
------------------------------------------------------------------------------------------------------------------
Quebecor List         Delaware, USA     -3,000 common      -100 common       No par value -100% to Quebecor
Services Chicago Inc.                      shares             shares                         Printing (USA)
                                                                                             Holdings Inc.
==================================================================================================================

----------
3.    To be amalgamated as Quebecor Printing Kingsport Inc.
4.    To be amalgamated as Quebecor Printing Kingsport Inc.


TERM LOAN SCHEDULES                                     Schedule 2.1.2 - Page 21

==================================================================================================================
        NAME           JURISDICTION OF      NUMBER OF      NUMBER OF ISSUED     PAR OR    REGISTERED OWNER(S) OF
                        INCORPORATION       AUTHORIZED       CAPITAL STOCK   STATED VALUE      CAPITAL STOCK
                                          CAPITAL STOCK
==================================================================================================================
                                            UNITED STATES OF AMERICA
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Delaware, USA                        -99% Limited                   -99% to Karl M. Harrop
Kingsport, L.P.(4)    (Limited                                Partnership                    Company Inc.
                      Partnership)                            (L.P.)                      -1% to Quebecor
                                                           -1% General                       Printing Kingsport
                                                              Partnership                    Inc.-
                                                              (G.P.)
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Delaware, USA     -3,000 common      -10 common shares $1 par value -100% to Quebecor
Lincoln Inc.                               shares                                            Printing (USA)
                                                                                             Holdings Inc.
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Delaware, USA     -3,000 common      -3,000 common     $1 par value -100% to Quebecor
Loveland Inc.                              shares             shares                         Printing (USA)
                                                                                             Holdings Inc.
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Delaware, USA     -1,000 common      -1,000 common     $0.01 par    -100% to Quebecor
Memphis Inc.                               shares             shares         value           Printing (USA)
                                                                                             Holdings Inc.
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Delaware, USA     -3,000 common      -1,000 common     $1 par value -100% to Quebecor
Memphis II Inc.                            shares             shares                         Printing Memphis
                                                                                             Inc.
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Delaware, USA                        -99% Limited                   -99% to Quebecor
Memphis, L.P.(5)      (Limited                                Partnership                    Printing Memphis
                      Partnership)                            (L.P.)                         Inc.
                                                           -1% General                    -1% to Quebecor
                                                              Partnership                    Printing Dickson
                                                              (G.P.)                         Inc.
------------------------------------------------------------------------------------------------------------------
QP Memphis Corp.(5)   Delaware, USA     -3,000 common      -1,000 common     $1 par value -99% to Quebecor
                                           Stock              Stock                          Printing Memphis
                                                                                             Inc.
                                                                                          -1% to Quebecor
                                                                                             Printing Dickson
                                                                                             Inc.
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Delaware, USA     -3,000 common      -1,000 common     $1 par value -100% to Quebecor
Mt. Morris II Inc.                         shares             shares                         Printing Memphis
                                                                                             Inc.
------------------------------------------------------------------------------------------------------------------
National Magazine     Illinois, USA     -200 common shares -1 common share   $5 par value -100% to Quebecor
Mailers, Inc.                                                                                Printing Mt.Morris
                                                                                             II Inc.
------------------------------------------------------------------------------------------------------------------
Nova Marketing        Missouri, USA     -30,000 common     -1 common share   $1 par value -100% to Quebecor
Services, Inc.                             shares                                            Printing Sayers Inc.
------------------------------------------------------------------------------------------------------------------
Quebecor Printing     Nevada, USA       -5,000 common      -1,000 common     $1 par value -100% to Quebecor
Nevada Inc.                                shares             shares                         Printing (USA)
                                                                                             Holdings Inc.
------------------------------------------------------------------------------------------------------------------
Q.P. New York Corp.   Delaware, USA     -3,000 common      -1,000 common     $1 par value -100% to Quebecor
                                           shares             shares                         Printing Buffalo
                                                                                             Inc.
==================================================================================================================

----------
5.    To be amalgamated as QP Memphis Corp.


TERM LOAN SCHEDULES                                     Schedule 2.1.2 - Page 21